4,000,000 Units

                              CHINA RESOURCES LTD.

                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                                       ___, 2007

Maxim Group LLC
405 Lexington Avenue
New York, NY 10174

As Representative of the Underwriters
named on Schedule A hereto

Ladies and Gentlemen:

            The undersigned, China Resources Ltd., a Delaware corporation ("Company"), hereby confirms its agreement with Maxim Group LLC ("Maxim", hereinafter referred to collectively as "you" or the "Representative") and with the other underwriters named on Schedule A hereto for which you are acting as representative (the Representative and the other underwriters being collectively referred to herein as the "Underwriters" or, individually, an "Underwriter") as follows:

1. Purchase and Sale of Securities.

      1.1. Firm Securities.

            1.1.1. Purchase of Firm Units. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell, severally and not jointly, to the several Underwriters, an aggregate of 4,000,000 units (the "Firm Units") of the Company's securities at a purchase price (net of discounts and commissions of $0.60, $0.20 of which shall be deposited into the Trust Fund (as defined herein) pursuant to Section 1.5) of $9.40 per Firm Unit. The Underwriters, severally and not jointly, agree to purchase from the Company the number of Firm Units set forth opposite their respective names on Schedule A attached hereto and made a part hereof at a purchase price (net of discounts and commissions of $0.60, $0.20 of which shall be deposited into the Trust Fund pursuant to Section 1.5) of $9.40 per Firm Unit. The Firm Units are to be offered initially to the public (the "Offering") at the offering price of $10.00 per Firm Unit. Each Firm Unit consists of one share of the Company's common stock, par value $0.0001 per share (the "Common Stock"), and one warrant to purchase one share of Common Stock (the "Warrant(s)"). The shares of Common Stock and the Warrants included in the Firm Units will begin trading separately on the 10th business day following the earlier to occur of: (a) the expiration of the underwriters' over-allotment option or (b) its exercise in full. In no event will separate trading of the Common Stock and Warrants occur until the Company has filed a Current Report on Form 8-K (the "Current Report on Form 8-K") with the Securities and Exchange Commission (as defined in Section 2.1.1 hereof)


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containing an audited balance sheet reflecting its receipt of the gross proceeds of the Offering and issuing a press release announcing when such separate trading will begin. The Company will file the Current Report on Form 8-K upon the completion of the Offering, which is anticipated to take place three
Business Days following the date of the Prospectus (as defined in Section 2.1.1 hereof). The audited balance sheet will include proceeds the Company receives from the exercise of the Over-allotment Option, if the Over-allotment Option is exercised prior to the filing of the Current Report on Form 8-K. Each Warrant entitles its holder to purchase one share of Common Stock for $7.50 per share during the period commencing on the later of: (a) the consummation by the Company of its Business Combination (as defined below) or (b) one year from the effective date (the "Effective Date") of the Registration Statement (as defined in Section 2.1.1 hereof), and terminating on the four-year anniversary of the Effective Date. As used herein, the term "Business Combination" shall mean any acquisition by merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination consummated by the Company with one or more small- to mid-market operating companies engaged in the energy, minerals, mining and manufacturing businesses located in or providing products and services in China, (as described more fully in the Registration Statement). The Company has the right to redeem the Warrants (and the Representative's Warrants but only upon exercise of the Representative's Unit Purchase Option (each as defined below)) if: (i) not less than 30 days written notice is given at a price of $0.01 per Warrant at any time after the Warrants become exercisable; so long as the last sales price of the Common Stock has been at least $14.25 per share for any 20 trading days within a 30 trading day period ending on the third Business Day prior to the day on which notice is given and (ii) a current registration statement is in effect and a current prospectus with respect to the common stock upon exercise of the Warrants is available from and including the date the Company issues a redemption notice to and including the date of redemption. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday or any day on which national banks in New York, New York are not open for business.

            1.1.2. Payment and Delivery. Delivery and payment for the Firm Units shall be made at 10:00 a.m., New York City time, on the third Business Day following the Effective Date of the Registration Statement (or the fourth Business Day following the Effective Date, if the Registration Statement is declared effective after 4:30 p.m., New York City time) or at such earlier time as shall be agreed upon by the Representative or at such other place as shall be agreed upon by the Representative and the Company. The closing of the Offering is referred to herein as the "Closing" and the hour and date of delivery and payment for the Firm Units is referred to herein as the "Closing Date." Payment for the Firm Units shall be made on the Closing Date by wire transfer in federal (same day) funds upon delivery to the Representative of certificates (in form and substance satisfactory to the Underwriters) representing the Firm Units (or through the facilities of The Depository Trust Company (the "DTC")) for the account of the Underwriters. The Company shall deposit $40,000,000 ($45,760,000 plus the initial $240,000 of interest earned on the Trust Fund (as hereinafter defined) if the Over-allotment Option is exercised in full), or $10.00 per Unit, of the proceeds received by it for the Firm Units and the Private Placement (as defined in Section 1.4 hereof) in the trust account established by it for the benefit of the public stockholders and the Representative as described in the Registration Statement (the "Trust Fund") pursuant to the terms of an Investment Management Trust Agreement (the "Trust Agreement"), which amount includes $800,000 ($0.20 per Firm Unit) or up to $920,000 if the Over-allotment Option is exercised in full, payable to the Representative as contingent compensation upon


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consummation of a Business Combination. The Firm Units shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two Business Days prior to the Closing Date. The Company will permit the Representative to examine and package the Firm Units for delivery at least one full Business Day prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Units except upon tender of payment by the Representative for all the Firm Units.

      1.2. Over-Allotment Option.

            1.2.1. Option Units. For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Units, the Underwriters are hereby granted, severally and not jointly, an option to purchase up to an additional 600,000 Units from the Company (the "Over-allotment Option"). Such additional 600,000 Units shall be identical in all respects to the Firm Units and are hereinafter referred to as "Option Units." The Firm Units and the Option Units are hereinafter collectively referred to as the "Units," and the Units, the shares of Common Stock and the Warrants included in the Units and the shares of Common Stock issuable upon exercise of the Warrants are hereinafter referred to collectively as the "Public Securities." The purchase price to be paid for the Option Units (net of discounts and commissions of $0.60, $0.20 of which shall be deposited in the Trust Fund pursuant to Section 1.5) will be $9.40 per Option Unit.

            1.2.2. Exercise of Option. The Over-allotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Representative as to all (at any time) or any part (from time to time) of the Option Units within 45 days after the Effective Date. The Underwriters will not be under any obligation to purchase any Option Units prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company from the Representative, which must be confirmed in writing by overnight mail or facsimile transmission, setting forth the number of Option Units to be purchased and the date and time for delivery of and payment for the Option Units, which will not be later than five Business Days after the date of the notice or such other time as shall be agreed upon by the Company and the Representative or at such other place or in such other manner as shall be agreed upon by the Company and the Representative. If such delivery of and payment for the Option Units does not occur on the Closing Date, the date and time of the closing for such Option Units will be as set forth in the notice (hereinafter the "Option Closing Date"). Upon exercise of the Over-allotment Option, the Company will become obligated to convey to the Underwriters, and, subject to the terms and conditions set forth herein, the Underwriters will become obligated to purchase, the number of Option Units specified in such notice.

            1.2.3. Payment and Delivery. Payment for the Option Units shall be made on the Option Closing Date by wire transfer in federal (same day) funds upon delivery to the Representative of certificates (in form and substance satisfactory to the Underwriters) representing the Option Units (or through the facilities of DTC) for the account of the Underwriters. The Company shall deposit the sum of $9.40 per Option Unit ($0.20 of which shall be deposited in the Trust Fund pursuant to Section 1.5) in the Trust Fund pursuant to the Trust Agreement. The certificates representing the Option Units to be delivered will be in such denominations and registered in such names as the Representative requests not less than two Business Days prior to the Closing Date or any Option


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

Closing Date, as the case may be, and will be made available to the Representative for inspection, checking and packaging at the aforesaid office of the Company's transfer agent or correspondent not less than one full Business Day prior to such Closing Date or Option Closing Date.

      1.3. Representative's Purchase Option.

            1.3.1. Purchase Option. As additional consideration, the Company hereby agrees to issue and sell to the Representative (and/or their respective designees) on the Effective Date an option ("Representative's Purchase Option") for the purchase of an aggregate of 280,000 Units (the "Representative's Units"), or such lesser number allowed by the National Association of Securities Dealers, (the "NASD") for an aggregate purchase price of $100.00. The Representative's Purchase Option shall be exercisable, in whole or in part, commencing six months from the Effective Date and expiring on the five-year anniversary of the Effective Date at an initial exercise price per Representative's Unit of $11.00, which is equal to one hundred ten percent (110%) of the initial public offering price of a Unit, or at such higher price as allowed by the NASD. The Representative's Purchase Option, the Representative's Units, the shares of Common Stock and the Warrants included in the Representative's Units (the "Representative's Warrants") and the shares of Common Stock issuable upon exercise of the Representative's Warrants are hereinafter referred to collectively as the "Representative's Securities." The Public Securities and the Representative's Securities are hereinafter referred to collectively as the "Securities." Representative understands and agrees that there are significant restrictions against transferring the Representative's Purchase Option during the first six months after the Effective Date, as set forth in Section 3 of the Representative's Purchase Option.

            1.3.2. Delivery and Payment. Delivery of and payment for the Representative's Purchase Option shall be made on the Closing Date. The Company shall deliver to the Representative and its respective designees upon payment therefore certificates for the Representative's Purchase Option in the name or names and in such authorized denominations as the Representative may request.

      1.4. Private Placement. Prior to the Effective Date, certain of the Company's officers and directors, or entities controlled by them, purchased from the Company pursuant to that certain Subscription Agreement (as defined in Section 2.23.2 hereof) an aggregate of 2,600,000 warrants identical to the Warrants comprising part of the Units (the "Placement Warrants") at a purchase price of $1.00 per Placement Warrant in a private placement effected pursuant to Regulation S under the Securities Act of 1933, as amended (the "Act" or "Securities Act") that occurred immediately prior to the entering into of this Agreement (the "Private Placement"). The Placement Warrants and the shares of Common Stock issuable upon exercise of the Placement Warrants are hereinafter referred to collectively as the "Placement Securities." There was no placement agent in the Private Placement and no party shall be entitled to a placement fee or expense allowance from the sale of the Placement Warrants.

      1.5. Contingent Portion of Underwriters' Discount. The Representative, on behalf of itself and the other Underwriters, agrees that 2% of the gross proceeds from the sale of the Firm Units ($800,000) and 2% of the gross proceeds from the sale of the Option Units (an aggregate of $920,000 if the Over-allotment Option is exercised in full) (collectively, the "Contingent


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

Discount") will be delivered to the Company for deposit in the Trust Fund. The parties hereto agree that such amounts shall remain payable to the Representative, along with any interest accrued thereon, in respect of any IPO Shares (as defined in Section 7.6 hereof) which are not redeemed pursuant to
Section 7.6 hereof, upon the consummation of a Business Combination. The Representative, on behalf of itself and the other Underwriters, agrees that the several Underwriters shall forfeit any rights or claims to the Contingent Discount and any interest accrued thereon on a pro-rata basis, in respect of any IPO Shares that are redeemed pursuant to Section 7.6 hereof. In addition, in the event the Company is unable to consummate a Business Combination and American Stock Transfer & Trust Company ("AST"), the trustee of the Trust Fund, commences liquidation of the Trust Fund as provided in the Trust Agreement, the Representative, on behalf of itself and the other Underwriters, agrees that (i) the several Underwriters shall forfeit any rights or claims to the Contingent Discount and any interest accrued thereon; and (ii) the Contingent Discount, together with the all other amounts on deposit in the Trust Fund, and any accrued interest thereon, shall be distributed on a pro-rata basis among the holders of the shares of Common Stock included in the Units sold in the Offering.

2. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters as follows:

      2.1. Filing of Registration Statement.

            2.1.1. Pursuant to the Act. The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (File No. 333-__________), including any related preliminary prospectus included therein or in any amendment thereto prior to the effectiveness thereof (the "Preliminary Prospectus"), for the registration of the Public Securities under the Act, which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations (the "Regulations") of the Commission under the Act. The conditions for use of Form S-1 to register the Offering under the Act, as set forth in the General Instructions to such Form, have been satisfied. Such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of such time pursuant to Rule 430A of the Regulations) is hereinafter called the "Registration Statement," and the form of the final prospectus dated the Effective Date included in the Registration Statement (or, if applicable, the form of final prospectus containing information permitted to be omitted therefrom at the time of effectiveness by Rule 430A of the Regulations filed with the Commission pursuant to Rule 424 of the Regulations) is hereinafter called the "Prospectus." For purposes of this Agreement, "Time of Sale", as used in the Act, means 5:00 p.m., New York City time, on the date of this Agreement. Prior to the Time of Sale, the Company prepared a preliminary prospectus, dated ______ __, 2007, for distribution by the Underwriters to prospective investors (the "Sale Preliminary Prospectus"). If the Company has filed, or is required pursuant to the terms hereof to file, a registration statement pursuant to Rule 462(b) under the Securities Act registering additional Securities (a "Rule 462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration


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

Statement has heretofore been filed with the Commission. All of the Public Securities have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. The Registration Statement has been declared effective by the Commission on the date hereof. If, subsequent to the date of this Agreement, the Company and the Representative have determined that at the Time of Sale the Sale Preliminary Prospectus included an untrue statement of a material fact or omitted a statement of material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and have agreed in writing to provide an opportunity to purchasers of the Firm Units to terminate their old purchase contracts and enter into new purchase contracts, then the Sale Preliminary Prospectus will be deemed to include any additional information available to purchasers at the time of entry into the first such new purchase contract.

            2.1.2. Pursuant to the Exchange Act. The Company has filed with the Commission a Form 8-A (File Number ___-___________) providing for the registration under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of the Units, the Common Stock and the Warrants. The registration of the Units, Common Stock and Warrants under the Exchange Act has been declared effective by the Commission on the date hereof.

      2.2. No Stop Orders, Etc. Neither the Commission nor any state regulatory authority has issued any order or threatened to issue any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the effectiveness of the Registration Statement or has instituted or, to the best of the Company's knowledge, threatened to institute any proceedings with respect to such an order.

      2.3. Disclosures in Registration Statement.

            2.3.1. Disclosure Representation. At the time the Registration Statement, or any post effective amendment to the Registration Statement, became effective, upon the filing or first use (within the meaning of the Regulations) of the Prospectus and at all times subsequent thereto up to the Closing Date and the Option Closing Date, if any, the Registration Statement and the Prospectus contained or will contain all material statements that are required to be stated therein in accordance with the Act and the Regulations, and did or will in all material respects conform to the requirements of the Act and the Regulations. Neither the Registration Statement nor any Preliminary Prospectus (including the Sale Preliminary Prospectus) or the Prospectus, nor, in each case, any amendment thereof or supplement thereto, on their respective dates, did, does or will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the case of any Preliminary Prospectus and the Prospectus, in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Securities or any amendment thereto or pursuant to Rule 424(a) of the Regulations) or first used (within the meaning of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission or first used (within the meaning of the Regulations), such Preliminary Prospectus and any amendments thereof and supplements thereto complied or will have been corrected in the Sale Preliminary Prospectus and the Prospectus to comply in all material respects with the


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

applicable provisions of the Act and the Regulations and did not, does not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representation and warranty made in this Section 2.3.1 does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by the Representative expressly for use in the Registration Statement, the Sale Preliminary Prospectus or Prospectus or any amendment thereof or supplement thereto, which information, it is agreed, shall consist solely of the names of the several Underwriters and the subsections captioned "Pricing of Securities" (first paragraph only) contained in the section of the Prospectus entitled "Underwriting."

            2.3.2. Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required to be described in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which its property or business is or may be bound or affected and (i) that is referred to in the Registration Statement, Preliminary Prospectus or the Prospectus or attached as an exhibit thereto, or (ii) is material to the Company's business or financial condition or results has been duly and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company's knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and none of such agreements or instruments have been assigned by the Company, and neither the Company nor, to the Company's knowledge, any other party is in breach or default thereunder and, to the Company's knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder. To the Company's knowledge, performance by the Company of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

            2.3.3. Prior Securities Transactions. No securities of the Company have been offered or sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

            2.3.4. Regulations. The disclosures in the Registration Statement, the Preliminary Prospectus and the Prospectus concerning the effects of federal, state and local regulation and any foreign law or regulation on the Company's business and financial condition and results as currently contemplated fairly summarize in all material respects and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.


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

      2.4. Changes after Dates in Registration Statement.

            2.4.1. No Material Adverse Change. Except as stated in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, since the respective dates as of which information is given therein: (i) there has been no material adverse change in the condition, financial or otherwise, results of operations, business or prospects of the Company; (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement; (iii) no member of the Company's board of directors or management has resigned from any position with the Company and
(iv) no event or occurrence has taken place which materially impairs, or would likely materially impair, with the passage of time, the ability of the members of the Company's board of directors or management to act in their capacities with the Company as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

            2.4.2. Recent Securities Transactions, Etc. Except as stated in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, subsequent to the respective dates as of which information is given therein, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

      2.5. Independent Accountants. Rothstein Kass LLP ("Rothstein Kass"), whose report is filed with the Commission as part of the Registration Statement and included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, are independent registered public accountants as required by the Act and the Regulations and the Public Company Accounting Oversight Board (including the rules and regulations promulgated by such entity, the "PCAOB"). To the best of the Company's knowledge, Rothstein Kass is duly registered and in good standing with the PCAOB. Rothstein Kass has not, during the periods covered by the financial statements included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

      2.6. Financial Statements; Statistical Data.

            2.6.1. Financial Statements. The financial statements, including the notes thereto and supporting schedules, included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus fairly present the financial position, cash flows and the results of operations of the Company at the dates and for the periods to which they apply; such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved; and such supporting schedules present fairly the information required to be stated therein. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus. The Registration Statement, the Sale Preliminary


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

Prospectus and the Prospectus disclose all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company's financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus in accordance with Regulation S-X which have not been included as so required.

            2.6.2. Statistical Data. The statistical, industry-related and market-related data included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

      2.7. Authorized Capital; Options, Etc. The Company had at the date or dates indicated in each of the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, as the case may be, duly authorized, issued and outstanding capitalization as set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. Based on the assumptions stated in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, the Company will have on the Closing Date the adjusted stock capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, on the date of this Agreement and on the Closing Date and the Option Closing Date, if any, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized but unissued shares of Common Stock of the Company or any security convertible into, or exchangeable or exercisable for, shares of Common Stock of the Company, or any contracts or commitments to issue or sell shares of Common Stock or any such options, warrants, rights or securities.

      2.8. Valid Issuance of Securities, Etc.

            2.8.1. Outstanding Securities. All issued and outstanding securities of the Company (including, without limitation, the Placement Securities) have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. Such securities conform to all statements relating thereto contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. The offers and sales of the outstanding shares of Common Stock and Placement Securities were at all relevant times either registered under the Act and the applicable state securities or Blue Sky laws or, based in part on the representations and warranties of the purchasers of such shares of Common Stock, exempt from such registration requirements.

            2.8.2. Securities Sold Pursuant to this Agreement. The Securities have been duly authorized and reserved for issuance and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Securities are not and will not be subject to the preemptive rights


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of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken. The Securities conform in all material respects to all statements with respect thereto contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, as the case may be. When issued, the Representative's Purchase Option, the Representative's Warrants and the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof and such Representative's Purchase Option, the Representative's Warrants and the Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The shares of Common Stock issuable upon exercise of the Representative's Purchase Option, the Representative's Warrants and the Warrants, respectively, have been reserved for issuance upon the exercise of the Representative's Warrants or the Warrants, as applicable, and when issued in accordance with the terms thereof, will be duly and validly authorized, validly issued, fully paid and non-assessable and the holders thereof are not and will not be subject to personal liability by reason of being such holders.

            2.8.3. Placement Warrants. The Placement Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof, and such Placement Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The shares of Common Stock issuable upon exercise of the Placement Warrants have been reserved for issuance upon the exercise of the Placement Warrants and, when issued in accordance with the terms of the Placement Warrants, will be duly and validly authorized, validly issued, fully paid and non-assessable, and the holders thereof are not and will not be subject to personal liability by reason of being such holders.

            2.8.4. No Integration. Neither the Company nor any of its affiliates has made any offer or sale of any securities which are required to be "integrated" pursuant to the Act or the Regulations with the offer and sale of the Public Securities pursuant to the Registration Statement.

      2.9. Registration Rights of Third Parties. Except as set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company.

      2.10. Validity and Binding Effect of Agreements. This Agreement, the Warrant Agreement (as defined in Section 2.22 hereof), Representative's Purchase Option, the Trust Agreement, the Service Agreement (as defined in Section 3.7.2 hereof), the Subscription Agreement (as defined in Section 2.23.2 hereof) and the Escrow Agreement (as defined in Section 2.23.3 hereof) have been duly and validly authorized by the Company and constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

      2.11. No Conflicts, Etc. The execution, delivery and performance by the Company of this Agreement, the Warrant Agreement, the Representative's Purchase Option, the Trust Agreement, the Service Agreement, the Subscription Agreement and the Escrow Agreement, the consummation by the Company of the transactions herein and therein contemplated (including the issuance of the Securities) and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a breach of, or conflict with, any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party except pursuant to the Trust Agreement; (ii) result in any violation of the provisions of the Certificate of Incorporation (the "Certificate of Incorporation") or the bylaws ("Bylaws") of the Company; or
(iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business.

      2.12. No Defaults; Violations. No default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not in violation of any term or provision of its Certificate of Incorporation or Bylaws or in violation of any material franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or businesses.

      2.13. Corporate Power; Licenses; Consents.

            2.13.1. Conduct of Business. The Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business for the purposes described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. The disclosures in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus concerning the effects of federal, state and local regulation and any foreign law or regulation on this Offering and the Company's business purpose as currently contemplated are correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since its formation, the Company has conducted no business and has incurred no liabilities other than in connection with and in furtherance of the Offering as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

            2.13.2. Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and has obtained all consents, authorizations, approvals and orders required in connection therewith. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery, of the Securities and the consummation of the transactions and agreements as contemplated by this Agreement, the Warrant Agreement, Representative's Purchase Option, the Trust Agreement, the Service Agreement, the Subscription Agreement and the Escrow Agreement and as contemplated by the Sale Preliminary Prospectus and Prospectus, except those obtained or made under applicable federal and state securities laws and the rules and regulations promulgated by the NASD.

      2.14. D&O Questionnaires. All information contained in the questionnaires (the "Questionnaires") completed by each of (i) the Company's officers and directors immediately prior to the Offering (the "Directors/Officers") and (ii) those persons listed in the Registration Statement as a special advisor (collectively, the "Special Advisors"), and provided to the Underwriters, as well as the biographies attached as an exhibit to his or her Insider Letter (as defined in Section 2.23.1 hereof) is, to the best of the Company's knowledge, true and correct and the Company is not aware that any information disclosed in the Questionnaires completed by the Directors/Officers or Special Advisors is inaccurate or incomplete.

      2.15. Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the best of the Company's knowledge, threatened against, or involving the Company or, to the best of the Company's knowledge, any Director/Officer or any Special Advisor which has not been disclosed in the Registration Statement, the Questionnaires, the Sale Preliminary Prospectus and the Prospectus.

      2.16. Good Standing. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of its state of incorporation and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a material adverse effect on the Company or its business, assets, operations or financial condition or results.

      2.17. No Contemplation of a Business Combination. Prior to the date hereof, none of the Company, any Director/Officer or any Special Advisor had, or as of the Closing, the Company and such Director/Officers, Special Advisors and Initial Stockholders will have had: (a) any specific Business Combination under consideration; or (b) any substantive interactions or discussions with any target regarding a possible Business Combination.

      2.18. Transactions Affecting Disclosure to NASD.

            2.18.1. Except as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder's, consulting or origination fee by the Company or any Director/Officer, Special Advisor with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company's knowledge, any stockholders of the Company immediately prior to the Offering (the "Initial Stockholders") that may affect the Underwriters' compensation, as determined by the NASD.

            2.18.2. The Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder's fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any NASD member; or (iii) any person or entity that has any direct or indirect affiliation or association with any NASD member, within the twelve months prior to the Effective Date, other than the payment of $__________ to Maxim.

            2.18.3. No officer, director, or beneficial owner of any class of the Company's securities, including, without limitation, holders of securities purchased in the Private Placement, whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived (any such individual or entity, a "Company Affiliate"), is a member, a person associated, or affiliated with a member of the NASD.

            2.18.4. No Company Affiliate is an owner of stock or other securities of any member of the NASD (other than securities purchased on the open market).

            2.18.5. No Company Affiliate has made a subordinated loan to any member of the NASD.

            2.18.6. No proceeds from the sale of the Public Securities or the Placement Warrants will be paid to any NASD member, or any persons associated or affiliated with a member of the NASD, except as specifically authorized herein.

            2.18.7. Except with respect to the Representative, the Company has not issued any warrants or other securities, or granted any options, directly or indirectly to anyone who is a potential underwriter in the Offering or a related person (as defined by NASD rules) of such an underwriter within the 180-day period prior to the initial filing date of the Registration Statement.

            2.18.8. No person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of the NASD.

            2.18.9. No NASD member intending to participate in the Offering has a conflict of interest with the Company. For this purpose, a "conflict of interest" exists when a member of the NASD and its associated persons, parent or affiliates in the aggregate beneficially own 10% or more of the Company's outstanding subordinated debt or common equity, or 10% or more of the Company's preferred equity. "Members participating in the Offering" include managing agents, syndicate group members and all dealers which are members of the NASD.

            2.18.10. Except with respect to the Representative in connection with the Offering, the Company has not entered into any agreement or arrangement (including, without limitation, any consulting agreement or any other type of agreement) during the 180-day period prior to the initial filing date of the Registration Statement, which arrangement or agreement provides for the receipt of any item of value and/or the transfer or issuance of any warrants, options, or other securities from the Company to an NASD member, any person associated with a member (as defined by NASD rules), any potential underwriters in the Offering and any related persons.

      2.19. Foreign Corrupt Practices Act. None of the Company, any Director/Officer, any Special Advisor or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a material adverse effect on the Company or the assets, business or operations of the Company as reflected in any of the financial statements contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus or
(iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

      2.20. Patriot Act. Neither of the Company nor, to the Company's knowledge, any Director/Officer or any Special Advisor or any other person acting on behalf of the Company has violated: (i) the Bank Secrecy Act, as amended, (ii) the Money Laundering Control Act of 1986, as amended, or (iii) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and/or the rules and regulations promulgated under any such law, or any successor law.

      2.21. Officers' Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to Representative or Representative's counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

      2.22. Warrant Agreement. The Company has entered into a warrant agreement with respect to the Warrants, Representative's Warrants and the Placement Warrants with AST substantially in the form filed as an exhibit to the Registration Statement (the "Warrant Agreement"), providing for, among other things, the payment of a warrant solicitation fee as contemplated by Section 3.9 hereof.

      2.23. Agreements with Company Affiliates.

            2.23.1. Insider Letters. The Company has caused to be duly executed legally binding and enforceable agreements (except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (ii) as enforceability of any indemnification, contribution or noncompete provision may be limited under the federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought) annexed as exhibits to the Registration Statement (the "Insider Letter"), pursuant to which each of the Directors/Officers and Initial Stockholders of the Company agree to certain matters, including but not limited to, certain matters described as being agreed to by them under the "Proposed Business" section of the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

            2.23.2. Subscription Agreement. Fuzu Zeng, Brian Baiping Shen, Gerald Nugawela, and Guiying Guo, or entities controlled by them, have executed and delivered a subscription agreement, annexed as an exhibit to the Registration Statement (the "Subscription Agreement"), pursuant to which such persons, among other things, have purchased an aggregate of 2,600,000 Placement Warrants in the Private Placement. Pursuant to the Subscription Agreement, (i) $2,500,000 of the proceeds from the sale of the Placement Warrants will be deposited by the Company in the Trust Fund in accordance with the terms of the Trust Agreement prior to the Closing, (ii) $100,000 shall be retained by the Company for working capital requirements and (iii) such purchasers have waived any and all rights and claims he or she may have to any proceeds, and any interest thereon, held in the Trust Fund in respect of the Placement Securities in the event a Business Combination is not consummated and the Trust Fund is liquidated in accordance with the terms of the Trust Agreement.

            2.23.3. Escrow Agreement. The Company has caused the Directors/Officers and Initial Stockholders to enter into an escrow agreement (the "Escrow Agreement") with AST (the "Escrow Agent") substantially in the form filed as an exhibit to the Registration Statement whereby the Common Stock owned by such parties will be held in escrow by the Escrow Agent, until the earlier of: (i) the third anniversary of the Effective Date or (ii) the one-year anniversary of a Business Combination. During such escrow period, such parties shall be prohibited from selling or otherwise transferring such shares (except
(a) to spouses and children of such parties and trusts established for their benefit, (b) after a Business Combination in a transaction whereby all the outstanding shares of the Company are exchanged or converted into cash or another entity's securities and (c) as otherwise set forth in the Escrow Agreement) unless approved by the Company's public stockholders, but will retain the right to vote such shares. The Escrow Agreement shall not be amended, modified or otherwise changed without the prior written consent of the Representative, such consent not to be unreasonably withheld.

      2.24. Investment Management Trust Agreement. The Company has entered into the Trust Agreement with respect to certain proceeds of the Offering and the Private Placement substantially in the form filed as an exhibit to the Registration Statement.

      2.25. Covenants Not to Compete. No Director/Officer, Special Advisor or Initial Stockholder of the Company is subject to any noncompetition agreement or non-solicitation agreement with any employer or prior employer which could materially affect his ability to be a Director/Officer, Special Advisor or Initial Stockholder or employee of the Company.

      2.26. Investments. No more than 45% of the "value" (as defined in Section 2(a)(41) of the Investment Company Act of 1940 ("Investment Company Act")) of the Company's total assets consist of, and no more than 45% of the Company's net income after taxes is derived from, securities other than "Government Securities" (as defined in Section 2(a)(16) of the Investment Company Act).

      2.27. Subsidiaries. The Company does not own an interest in any corporation, partnership, limited liability company, joint venture, trust or other business entity.

      2.28. Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Company or any Company Affiliate, on the one hand, and any director, officer, shareholder, customer or supplier of the Company, any Company Affiliate or any Underwriter, on the other hand, which is required by the Act, the Exchange Act or the Regulations to be described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the Directors/Officers or Initial Stockholders or any of their respective family members, except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. The Company has not extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or officer of the Company.

      2.29. No Influence. The Company has not offered, or caused the Underwriters to offer, the Units to any person or entity with the intention of unlawfully influencing: (a) a customer or supplier of the Company or any Company Affiliate to alter the customer's or supplier's level or type of business with the Company or such affiliate or (b) a journalist or publication to write or publish favorable information about the Company or any such affiliate.

      2.30. Definition of "Knowledge". As used in herein, the term "knowledge of the Company" (or similar language) shall mean the knowledge of the officers and directors of the Company who are named in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus, with the assumption that such officers and directors shall have made reasonable and diligent inquiry of the matters presented.

      2.31. Sarbanes-Oxley. The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by any other governmental or self regulatory entity or agency that are applicable to it as of the date hereof.

      2.32. Quotation of the Public Securities on Bulletin Board. As of the Effective Date, the Public Securities have been authorized for quotation on the OTC Bulletin Board ("OTCBB") and, to the Company's knowledge, no proceedings have been instituted or threatened which would affect, and no event or circumstance has occurred which is reasonably likely to affect, the listing of the Public Securities on the OTCBB.

3. Covenants of the Company. The Company covenants and agrees as follows:

      3.1. Amendments to Registration Statement, the Sale Preliminary Prospectus. The Company will deliver to the Representative, prior to filing or use, any amendment of or supplement to the Registration Statement, the Sale Preliminary Prospectus or Prospectus proposed to be filed or used on or after the date of the Agreement and not file or use any such amendment or supplement to which the Representative shall reasonably object in writing.

      3.2. Federal Securities Laws.

            3.2.1. Compliance. During the time when a prospectus is required to be delivered under the Act or the Exchange Act, the Company will use all reasonable efforts to comply with all requirements imposed upon it by the Act, the Regulations and the Exchange Act and by the regulations under the Exchange Act, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Public Securities in accordance with the provisions hereof and the Sale Preliminary Prospectus and the Prospectus. If
(i) at any time when a prospectus relating to the Public Securities is required to be delivered under the Act or the Exchange Act, (ii) any event shall have occurred or any condition shall exist as a result of which, in the opinion of counsel for the Company or counsel for the Underwriters, the Registration Statement, the Sale Preliminary Prospectus or the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Sale Preliminary Prospectus and the Prospectus, in light of the circumstances under which they were made) not misleading, or (iii) if it is necessary during such period to amend the Registration Statement or amend or supplement the Sale Preliminary Prospectus or the Prospectus to comply with the Act or the Exchange Act, the Company will notify the Representative promptly and prepare and file with the Commission, subject to Section 3.1 hereof, an appropriate amendment to the Registration Statement or amendment or supplement to the Sale Preliminary Prospectus and Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

            3.2.2. Filing of Final Prospectus. The Company will file the Prospectus (in form and substance satisfactory to the Representative) with the Commission pursuant to the requirements of Rule 424 of the Regulations.

            3.2.3. Exchange Act Registration. For a period of five years from the Effective Date, or until such earlier time upon which the Company is required to be liquidated, the Company will use its best efforts to maintain the registration of the Public Securities under the provisions of the Exchange Act. The Company will not deregister the Public Securities under the Exchange Act without the prior written consent of the Representative.

            3.2.4. Sarbanes-Oxley Compliance. As soon as it is legally required to do so, the Company shall take all actions necessary to obtain and thereafter maintain material compliance with each applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by any other governmental or self regulatory entity or agency with jurisdiction over the Company.

      3.3. Blue Sky Filing. The Company will endeavor in good faith, in cooperation with the Representative, at or prior to the time the Registration Statement becomes effective, to qualify the Public Securities for offering and sale under the securities laws of such jurisdictions as the Representative may reasonably designate and will make such notice filing in each of the states set forth in the [______ full paragraph on page _____] of the pricing prospectus as may be required in order to permit resales by holders thereof of the Public Securities in such states, provided that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representative agrees such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction.

      3.4. Delivery to Underwriters of Prospectuses. The Company will deliver to each of the several Underwriters, without charge, from time to time during the period when a prospectus is required to be delivered (or would be required to be delivered but for Rule 172) under the Act or the Exchange Act such number of copies of each Sale Preliminary Prospectus and Prospectus and all amendments and supplements to such documents as such Underwriters may reasonably request and, as soon as the Registration Statement or any amendment thereof or supplement thereto becomes effective, deliver to the Representative two original executed Registration Statements, including exhibits, and all post-effective amendments thereto and copies of all exhibits filed therewith or incorporated therein by reference and all original executed consents of certified experts.

      3.5. Effectiveness and Events Requiring Notice to the Representative. The Company will use its best efforts to cause the Registration Statement to become and remain effective and will notify the Representative immediately and confirm the notice in writing: (i) of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose;
(iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement, any Preliminary Prospectus or

Prospectus, subject to Section 3.1; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event or existence of any condition during the period described in Section 3.4 hereof that, in the judgment of the Company or its counsel, makes any statement of a material fact made in the Registration Statement, the Sale Preliminary Prospectus and/or the Prospectus untrue or that requires the making of any changes in the Registration Statement, the Sale Preliminary Prospectus and/or the Prospectus in order to make the statements therein (with respect to the Prospectus and Sale Preliminary Prospectus, in light of the circumstances under which they were made) not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain promptly the lifting of such order.

      3.6. Review of Financial Statements. Until the earlier of five years from the Effective Date, or until such earlier date upon which the Company is required to be liquidated, the Company, at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit) the Company's financial statements for each of the first three fiscal quarters prior to the announcement of quarterly financial information, the filing of the Company's Form 10-Q quarterly report and the mailing of quarterly financial information to stockholders.

      3.7. Affiliated Transactions.

            3.7.1. Business Combinations. The Company will not consummate a Business Combination with any entity which is affiliated with any Director/Officer, Special Advisor or Initial Stockholder unless the Company obtains an opinion from an independent investment banking firm that the Business Combination is fair to the Company's stockholders from a financial perspective.

            3.7.2. Administrative Services. The Company has entered into an agreement (the "Service Agreement") with Shen Zhen China Jia Yue Trading Co, Ltd., an affiliate of Mr. Fuzu Zeng, our principal stockholder, ("Shen Zhen"), in the form filed as an exhibit to the Registration Statement pursuant to which Shen Zhen will make available to the Company general and administrative services, including office space, utilities, receptionist and secretarial support for the Company's use for $7,500 per month, which shall be payable out of the interest earned on the Trust Fund released to the Company.

            3.7.3. Compensation. Except as set forth in this Section 3.7, the Company shall not pay any Director/Officer, Special Advisor or Initial Stockholder or any of their affiliates any fees or compensation from the Company for services rendered to the Company prior to, or in connection with, this Offering or the consummation of a Business Combination; provided that the Initial Stockholders shall be entitled to reimbursement from the Company for their out-of-pocket expenses incurred on the Company's behalf which were made to the Company prior to the Effective Date of the Registration Statement and expenses incurred by them in connection with seeking and consummating a Business Combination.

      3.8. Secondary Market Trading and Standard & Poor's. The Company will apply to be included in Standard and Poor's Daily News and Corporation Records Corporate Descriptions for a period of five years from the consummation of the

Offering. Promptly after the consummation of the Offering, the Company shall take such steps as may be necessary to obtain secondary market trading exemptions for the Company's securities in any state requested by the Representative, provided no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction. The Company shall also take such other action as may be reasonably requested by the Representative to obtain a secondary market trading exemption in such other states as may be requested by the Representative.

      3.9. Warrant Solicitation Fees. The Company hereby engages the Representative, on a non-exclusive basis, as its agent for the solicitation of the exercise of the Warrants. The Company will: (i) assist the Representative with respect to such solicitation, if requested by the Representative and (ii) at the Representative's request, provide the Representative, and direct the Company's transfer and warrant agent to provide to the Representative, at the Company's cost, lists of the record and, to the extent known, beneficial owners of, the Warrants. Commencing one year from the Effective Date, the Company will pay the Representative five percent (5%) of the exercise price of the Warrants, payable on the date of such exercise, on the terms provided for in the Warrant Agreement, only if permitted under the rules and regulations of the NASD and only to the extent that an investor who exercises his Warrants specifically designates, in writing, that the Representative solicited his exercise. The Company agrees to disclose the arrangement to pay such solicitation fees to Maxim in any prospectus used by the Company in connection with the registration of the shares of Common Stock underlying the Warrants.

      3.10. Financial Public Relations Firm. Promptly after the execution of a definitive agreement for a Business Combination, the Company shall retain a financial public relations firm reasonably acceptable to the Representative for a term to be agreed upon by the Company and the Representative.

      3.11. Reports to the Representative.

            3.11.1. Periodic Reports, Etc. For a period of five years from the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company will furnish to the Representative and its counsel copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities, and promptly furnish to the Representative: (i) a copy of each periodic report the Company shall be required to file with the Commission; (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company; (iii) a copy of each Form 8-K or Schedules 13D, 13G, 14D-1 or 13E-4 received or prepared by the Company; (iv) five copies of each Registration Statement; and (v) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representative may from time to time reasonably request; provided the Representative shall sign, if requested by the Company, a Regulation FD compliant confidentiality agreement which is reasonably acceptable to the Representative and its counsel in connection with the Representative's receipt of such information. Documents filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR") shall be deemed to have been delivered to the Representative pursuant to this section.

            3.11.2. Transfer Sheets. For a period of five years following the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company shall retain a transfer and warrant agent acceptable to the Representative (the "Transfer Agent") and during the two (2) year period following the Closing Date, will furnish to the Underwriters at the Company's sole cost and expense such transfer sheets of the Company's securities as the Representative may request, including subscriptions to the daily, weekly and monthly consolidated transfer sheets of the Transfer Agent and DTC. AST is acceptable to the Underwriters.

            3.11.3. Secondary Market Trading Survey. Until such time as the later of (i) the Public Securities being listed or quoted, as the case may be, on the New York Stock Exchange, the American Stock Exchange ("AMEX") or the Nasdaq National Market, or until such earlier time upon which the Company is required to be liquidated or (ii) upon consummation of a Business Combination, the Company shall engage Ellenoff Grossman & Schole LLP ("Ellenoff"), for an initial fee of $5,000, plus expenses, payable on the Closing Date, to deliver and update to the Underwriters on a timely basis, but in any event on the Effective Date and at the beginning of each fiscal quarter for an additional $5,000 per quarter, plus expenses, a written report detailing those states in which the Public Securities may be traded in non-issuer transactions under the Blue Sky laws of the fifty States (the "Secondary Market Trading Survey"), a copy of which will be provided to the Company and its counsel.

            3.11.4. Trading Reports. During such time as the Public Securities are quoted on the OTCBB (or any successor trading market such as the Bulletin Board Exchange) or the Pink Sheets, LLC (or similar publisher of quotations) and no other automated quotation system, the Company shall provide to the Representative, at its expense, such reports published by the NASD or the Pink Sheets, LLC relating to price trading of the Public Securities, as the Representative shall reasonably request. In addition to the requirements of the preceding sentence, for a period of two years from the Closing Date, the Company, at its expense, shall provide the Representative a subscription to the Company's weekly Depository Transfer Company Security Position Reports.

      3.12. Disqualification of Form S-1 and S-3. For a period equal to seven years from the date hereof, the Company will not take any action or actions, or fail to take any action, which may prevent or disqualify the Company's use of Form S-1 or S-3 (or other appropriate form) for the registration of the Warrants, the Representative's Warrants and the shares of Common Stock issuable upon exercise of the Warrants and the Representative's Warrants under the Act.

      3.13. Payment of Expenses.

            3.13.1. General Expenses Related to the Offering. The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid prior to each such date, all fees and expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (i) the preparation, printing, filing and mailing (including the payment of postage with respect to such mailing) of the Registration Statement, the Preliminary Prospectus and the Prospectus and the printing and mailing of this Agreement and related documents, including the cost of all copies thereof and any amendments thereof or supplements thereto supplied to the Underwriters in quantities as may be required by the Underwriters; (ii) the printing, engraving, issuance and delivery of the Units, Representative's Purchase Option, the shares of Common Stock and the Warrants included in the Units and the Representative's Units, including any transfer or other taxes payable thereon; (iii) the listing and qualification of the Public Securities under state or foreign securities or Blue Sky laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum," and all amendments and supplements thereto, fees in an amount equal to $35,000 and disbursements for the Representative's counsel retained for such purpose, and a fee of $5,000 payable to the Representative's counsel for the preparation of the Secondary Market Trading Survey; (iv) filing fees incurred in registering the Offering with the NASD (including all COBRADesk fees); (v) costs of placing "tombstone" advertisements in The Wall Street Journal, The New York Times and a third publication to be selected by the Representative, in an amount not to exceed $40,000; (vi) fees and disbursements of the transfer and warrant agent; (vii) the Company's expenses associated with "due diligence" meetings arranged by the Representative; (viii) the preparation, binding and delivery of leather bound volumes in quantity, form and style reasonably satisfactory to the Representative and transaction lucite cubes or similar commemorative items in a style and quantity as reasonably requested by the Representative; (ix) all costs and expenses associated with "road show" marketing and "due diligence" trips for the Company's management to meet with prospective investors, including without limitation, all travel, food and lodging expenses associated with such trips; and (x) all other Company costs and expenses which are not otherwise specifically provided for in this Section 3.13.1. The Representative may deduct from the net proceeds of the Offering payable to the Company on the Closing Date, or the Option Closing Date, if any, the expenses set forth above to be paid by the Company to the Representative and others, as agreed to by the Company in writing. The Company has agreed to pay and has paid the sum of $[______] for a portion of the fees and expenses of an investigative search firm to conduct an investigation of the principals of the Company selected by the Representative, which amount is included in the total underwriting compensation for the transaction contemplated hereby.

            3.13.2. Nonaccountable Expenses. The Company further agrees that in addition to the expenses payable pursuant to Section 3.13.1, on the Closing Date, it will pay to the Representatives a nonaccountable expense allowance equal to one percent (1%) of the gross proceeds received by the Company from the sale of the Firm Units (of which $________ has been previously paid) by deduction from the proceeds of the Offering contemplated herein.

            3.13.3. Fee on Business Combination. Upon consummation of a Business Combination, the Company and the Underwriters agree that in addition to the expenses payable pursuant to Section 3.13.1, the Company will pay to the Representative the Contingent Discount plus interest as described in Section 1.5 hereof.

            3.13.4. Fee on Termination of Offering. Upon termination of the Offering, except as a result of the Representative's or any Underwriter's material breach or default with respect to any of its material obligations as described in this Agreement, the Company shall: (A) reimburse the Representative for, or otherwise pay and bear, the expenses and fees to be paid and borne by the Company as provided for in Section 3.13.1 above, as applicable, and (B) reimburse the Representative for the full amount of its accountable out-of pocket expenses actually incurred to such date (which shall include, but shall not be limited to, all fees and disbursements of the Representative's counsel, travel, lodging and other "road show" expenses, mailing, printing and reproduction expenses, and any expenses incurred by the Representative in conducting its due diligence), less the $__________ previously paid to Maxim in reimbursement for such expenses. If applicable, and solely in the event of a termination of this Offering, the Representative shall refund to the Company any portion of the advance previously received by the Representative which is in excess of the accountable out-of-pocket expenses actually incurred to such date by the Representative.

      3.14. Application of Net Proceeds. The Company will apply the net proceeds from the Private Placement and the Offering received by it in a manner consistent with the application described under the caption "Use of Proceeds" in the Prospectus.

      3.15. Delivery of Earnings Statements to Security Holders. The Company will make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth full calendar month following the Effective Date, an earnings statement (which need not be certified by independent public or independent certified public accountants unless required by the Act or the Regulations, but which shall satisfy the provisions of Rule 158(a) and Section 11(a) of the Act) covering a period of at least twelve consecutive months beginning after the Effective Date.

      3.16. Notice to NASD.

            3.16.1. Business Combination. In the event any person or entity (regardless of any NASD affiliation or association) is engaged to assist the Company in its search for a merger candidate or to provide any other merger and acquisition services, the Company or the Representative, if they are engaged, will provide the following information ("Merger Information") to the NASD (and Representative, if they are not engaged) prior to the consummation of the Business Combination: (i) complete details of all services and copies of agreements governing such services; and (ii) justification as to why the person or entity providing the merger and acquisition services should not be considered an "underwriter and related person" with respect to the Offering, as such term is defined in Rule 2710 of the NASD's Conduct Rules. The Company also agrees that proper disclosure of such arrangement or potential arrangement will be made in the proxy statement which the Company will file for purposes of soliciting stockholder approval for the Business Combination. Upon the Company's delivery of the Merger Information to the Representative, the Company hereby expressly authorizes the Representative to provide such information directly to the NASD as a result of representations the Representative have made to the NASD in connection with the Offering.

            3.16.2. Broker/Dealer. In the event the Company or a Company affiliate intends to register as a broker/dealer, merge with or acquire a registered broker/dealer, or otherwise become a member of NASD, it shall promptly notify the NASD.

      3.17. Stabilization. Neither the Company, nor, to its knowledge, any of its employees, directors or stockholders (without the consent of the Representative) has taken or will take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units.

      3.18. Internal Controls. The Company will maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      3.19. Accountants. For a period of five years from the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company shall retain Rothstein Kass or other independent public accountants reasonably acceptable to the Representative.

      3.20. Form 8-K. The Company shall, on the date hereof, retain its independent public accountants to audit the financial statements of the Company as of the Closing Date (the "Audited Financial Statements") reflecting the receipt by the Company of the proceeds of the Offering and the Private Placement, as well as the proceeds from the exercise of the Over-allotment Option if such exercise has occurred on the date of the Prospectus. Within three
(3) trading days of the Effective Date, the Company will file a Current Report on Form 8-K with the Commission, which Report shall contain the Company's Audited Financial Statements.

      3.21. NASD. The Company shall advise the NASD if it is aware that any 5% or greater stockholder of the Company becomes an affiliate or associated person of an NASD member participating in the distribution of the Company's Public Securities.

      3.22. Corporate Proceedings. All corporate proceedings and other legal matters necessary to carry out the provisions of this Agreement and the transactions contemplated hereby shall have been done to the reasonable satisfaction of counsel for the Underwriters.

      3.23. Investment Company. The Company shall cause the proceeds of the Offering to be held in the Trust Fund to be invested only in "government securities" with specific maturity dates or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act as set forth in the Trust Agreement and disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. The Company will otherwise conduct its business in a manner so that it will not become subject to the Investment Company Act. Furthermore, once the Company consummates a Business Combination, it will be engaged in a business other than that of investing, reinvesting, owning, holding or trading securities.

      3.24. Business Combination Announcement. Within five Business Days following the consummation by the Company of a Business Combination, the Company shall cause an announcement ("Business Combination Announcement") to be placed, at its cost, in The Wall Street Journal, The New York Times and a third publication to be selected by the Representative announcing the consummation of the Business Combination and indicating that the Representative was the managing underwriters in the Offering. The Company shall supply the Representative with a draft of the Business Combination Announcement and provide the Representative with reasonable advance opportunity to comment thereon. The Company will not place the Business Combination Announcement without the final approval of the Representative, which approval will not be unreasonably withheld.

      3.25. Colorado Trust Filing. In the event the Securities are registered in the State of Colorado, the Company will cause a Colorado Form ES to be filed with the Commissioner of the State of Colorado no less than 10 days prior to the distribution of the Trust Fund in connection with a Business Combination and will do all things necessary to comply with Section 11-51-302 and Rule 51-3.4 of the Colorado Securities Act. The Representative will notify the Company if it has sold any Units purchased hereunder in Colorado within five days after the Closing Date and each Option Closing Date, if any.

      3.26. Press Releases. The Company agrees it will not issue press releases or engage in any other publicity without the Representative's prior written consent for a period of 90 days after the Closing Date.

      3.27. Key-Man Insurance. Prior to the consummation of the Business Combination, the Company will obtain key person life insurance with an insurer rated at least AA or better in the most recent addition of "Best's Life Reports" in the aggregate amount of $2,000,000 on the life of Fuzu Zeng, or other key management to be agreed upon by the Company and the Representative prior to the Closing Date. Such insurance shall be maintained in full force and effect for a period of three years from the consummation of the Business Combination. The Company shall be the sole beneficiary of such policy.

      3.28. Electronic Prospectus. The Company shall cause to be prepared and delivered to the Representative, at its expense, within one Business Day from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term "Electronic Prospectus" means a form of prospectus, and any amendment thereof or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Units for at least the period during which a prospectus relating to the Units is required to be delivered under the Securities Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative within the period when a prospectus relating to the Units is required to be delivered under the Securities Act, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

      3.29. Reservation of Shares. The Company will reserve and keep available that maximum number of its authorized but unissued securities which are issuable upon exercise of the Warrants, Representative's Purchase Option, Representative's Warrants and the Placement Warrants outstanding from time to time.

      3.30. Private Placement Proceeds. Immediately upon establishment of the Trust Fund and prior to the Closing, the Company shall deposit $2,500,000 of the proceeds from the Private Placement in the Trust Fund and shall provide the Representative with evidence of the same.

      3.31. No Amendment to Charter.

            (i) The Company covenants and agrees that it will not seek to amend or modify provisions (A)-(G) of Article Fifth of its Certificate of Incorporation.

            (ii) The Company acknowledges that the purchasers of the Firm Units and Option Units in this Offering shall be deemed to be third party beneficiaries of Section 3.31 of this Agreement.

            (iii) The Underwriters and the Company specifically acknowledge that they may not waive this Section 3.31 under any circumstances.

      3.32. Board Committees. As of the Effective Date, the Company's Board of Directors shall have validly appointed an audit committee and the Company's Board of Directors and audit committee shall have adopted a charter. Neither the Company's Board of Directors nor the audit committee thereof has been informed, nor is any director of the Company aware, of: (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

      3.33. Future Financings. The Company agrees that neither it, nor any successor or subsidiary of the Company, will consummate any public or private equity or debt financing prior to or in connection with the consummation of a Business Combination, unless all investors in such financing expressly waive, in writing, any rights in or claims against the Trust Fund.

      3.34. Board Advisor. The Company agrees that it will, upon completion of the proposed public offering contemplated herein, for a period of no less than two (2) years, engage a designee of the Representative as an advisor ("Advisor") to its Board of Directors where such Advisor shall attend meetings of the Board, receive all notices and other correspondence and communications sent by the Company to members of its Board of Directors provided, that such Advisor shall not be entitled to any compensation, other than reimbursement for all costs incurred in attending such meetings including, food, lodging, and transportation. The Company further agrees that, during said two (2) year period, it shall schedule no less than four (4) formal and "in person" meetings of its Board of Directors in each such year at which meetings such Advisor shall be permitted to attend as set forth herein; said meetings shall be held quarterly each year and ten (10) days advance notice of such meetings shall be given to the Advisor. Further, during such two (2) year period, the Company shall give notice to the Representative with respect to any proposed acquisitions, mergers, reorganizations or other similar transactions. The Company shall indemnify and hold such Advisor harmless against any and all claims, actions, damages, costs and expenses, and judgments arising solely out of the attendance and participation of such Advisor at any such meeting described herein, and, if the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, it shall, if possible, include such Advisor as an insured under such policy.

      4. Conditions of Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Units and the Representative's Units, as provided herein, shall be subject to the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and the Option Closing Date, if any, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof and to the performance by the Company of its obligations hereunder and to the following conditions:

      4.1. Regulatory Matters.

            4.1.1. Effectiveness of Registration Statement. The Registration Statement shall have become effective not later than 5:00 p.m., New York City time, on the date of this Agreement or such later date and time as shall be consented to in writing by Representative, and, at each of the Closing Date and the Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for the purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters.

            4.1.2. NASD Clearance. By the Effective Date, the Representative shall have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

            4.1.3. No Commission Stop Order. At each of the Closing Date and the Option Closing Date, the Commission has not issued any order or threatened to issue any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any part thereof, and has not instituted or threatened to institute any proceedings with respect to such an order.

            4.1.4. No Blue Sky Stop Orders. No order suspending the sale of the Units in any jurisdiction designated by Representative pursuant to Section 3.3 hereof shall have been issued on either the Closing Date or any Option Closing Date and no proceedings for that purpose shall have been instituted or shall be contemplated.

      4.2. Company Counsel Matters.

            4.2.1. Effective Date Opinion of Counsel. On the Closing Date, the Representative shall have received the favorable opinion of Eaton & Van Winkle LLP ("EVW"), counsel to the Company, dated the Closing Date, addressed to the Representative and in form and substance satisfactory to the Representative to the effect that:

            (i) The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of its state of incorporation, with full power and authority to own its properties and conduct its business as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. The Company is duly qualified and licensed and in good standing as a foreign corporation each state or jurisdiction in which it is required to be so qualified and licensed, except where the failure to qualify would not have a material adverse effect on the Company, its business or assets; operations or financial conditions or results.

            (ii) The Company's authorized equity capitalization is as set forth in the Sale Preliminary Prospectus and the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Sale Preliminary Prospectus and the Prospectus. All issued and outstanding securities of the Company (including, without limitation, the Placement Securities) have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any stockholder of the Company arising by operation of law or under the Certificate of Incorporation or Bylaws of the Company. The offers and sales of the outstanding Common Stock and Placement Securities were at all relevant times either registered under the Act or exempt from such registration requirements. The authorized and outstanding capital stock of the Company is as set forth in the Sale Preliminary Prospectus and the Prospectus. The Units, the Common Stock and the Warrants conform in all material respects to the descriptions thereof contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

            (iii) The Securities have been duly authorized and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders. The Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company arising by operation of law or under the Certificate of Incorporation or Bylaws of the Company or, to such counsel's knowledge, similar rights that entitle or will entitle any person to acquire any security from the Company upon issuance or sale thereof. When issued, Representative's Purchase Option, Representative's Warrants and the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby and such Representative's Purchase Option, Representative's Warrants and Warrants, when issued, in each case, will be enforceable against the Company in accordance with their respective terms, except: (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally; (b) as enforceability of any indemnification or contribution provision may be limited under the United States and state securities laws; and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The certificates representing the Securities are in due and proper form. A sufficient number of shares of Common Stock have been reserved for issuance upon exercise of Representative's Purchase Option, Representative's Warrants and the Warrants. The shares of Common Stock underlying the Representative's Purchase Option, Representative's Warrants and the Warrants will, upon their respective exercise and payment of the exercise price thereof, be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to, to such counsel's knowledge, preemptive or similar rights that entitle or will entitle any person to acquire, to such counsel's knowledge, any securities from the Company upon issuance thereof.

            (iv) The Placement Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby, and such Placement Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. A sufficient number of shares of Common Stock have been reserved for issuance upon exercise of the Placement Warrants. The shares of Common Stock underlying the Placement Warrants will, upon exercise of the Placement Warrants and payment of the exercise price thereof, be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to, to such counsel's knowledge, preemptive or similar rights that entitle or will entitle any person to acquire any securities from the Company upon issuance thereof.

            (v) The Company has full corporate right, power and authority to execute and deliver this Agreement, the Warrant Agreement, the Service Agreement, the Trust Agreement, the Subscription Agreement, the Escrow Agreement and Representative's Purchase Option, and to perform its obligations thereunder, and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Agreement, the Warrant Agreement, the Service Agreement, the Trust Agreement, the Subscription Agreement, the Escrow Agreement and Representative's Purchase Option has been duly and validly taken.

            (vi) Based upon certificates provided by the Initial Stockholders, each Insider Letter, the Subscription Agreement and the Escrow Agreement have been duly authorized, executed and delivered by the Initial Stockholders (or, if applicable, their affiliates) party thereto and constitute the valid and binding obligations of such Initial Stockholders enforceable against them in accordance with their respective terms, except: (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally; (b) as enforceability of any indemnification or contribution provisions may be limited under the federal and state securities laws; and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

            (vii) This Agreement, the Warrant Agreement, the Service Agreement, the Trust Agreement, the Subscription Agreement, the Escrow Agreement and Representative's Purchase Option have each been duly and validly authorized and, when executed and delivered by the Company, will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except: (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally; (b) as enforceability of any indemnification or contribution provisions may be limited under the United States and state securities laws; and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

            (viii) The execution, delivery and performance of this Agreement, the Warrant Agreement, Representative's Purchase Option, the Escrow Agreement, the Trust Agreement, the Subscription Agreement and the Service Agreement, the issuance and sale of the Securities, the consummation of the transactions contemplated hereby and thereby, and compliance by the Company with the terms and provisions hereof and thereof, do not and will not, with or without the giving of notice or the lapse of time, or both, (a) conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, or result in the creation or modification of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to the terms of, any mortgage, deed of trust, note, indenture, loan, contract, commitment or other agreement or instrument filed as an exhibit to the Registration Statement, (b) result in any violation of the provisions of the Certificate of Incorporation or the Bylaws of the Company, or (c) violate any statute, rule or regulation or, to such counsel's knowledge, any judgment, order or decree applicable to the Company of any court, domestic or foreign, or of any federal, state or other regulatory authority or other governmental body having jurisdiction over the Company, its properties or assets.

            (ix) The Registration Statement, each Sale Preliminary Prospectus and the Prospectus and any amendments or supplements thereto (other than the financial statements included therein, as to which no opinion need be rendered) each as of their respective dates complied as to form in all material respects with the requirements of the Act and Regulations. The Securities and each agreement filed as an exhibit to the Registration Statement conform in all material respects to the description thereof contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

            (x) The Registration Statement is effective under the Act. To such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act or applicable state securities laws. Any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b).

            (xi) To such counsel's knowledge, there is no action, suit or other proceeding before or by any court of governmental agency or body, domestic or foreign, now pending, or threatened against the Company that is required to be described in the Registration Statement that is not so described. To such counsel's knowledge, there is no franchise, contract or other document of a character required to be described in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required.

            (xii) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental agency or body is required for the execution, delivery and performance by the Company of the Underwriting Agreement or consummation by the Company of the transactions contemplated by the Underwriting Agreement, the Registration Statement, the Sale Preliminary

Prospectus and the Prospectus, except for (1) such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Units by the Underwriters (as to which such counsel need express no opinion), (2) such as have been made or obtained under the Securities Act and (3) such as have been made or obtained under the NASD regulations (as to which counsel need express no opinion).

            (xiii) The statements under the captions "Proposed Business--Comparison to Offerings of Blank Check Companies" and "Description of Securities" and Item 14 of Part II of the Registration Statement and the Sale Preliminary Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings.

            (xiv) The Units, Common Stock and Warrants are duly authorized for quotation on the OTCBB.

            (xv) Except as set forth in the Sale Preliminary Prospectus and the Prospectus, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement pursuant to the Certificate of Incorporation or the Bylaws of the Company or, to the best of such counsel's knowledge, pursuant to any agreement or instrument of the Company.

            (xvi) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as defined in the Investment Company Act.

            The opinion of counsel shall further include a statement to the effect that counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and representatives of the Underwriters at which the contents of the Registration Statement, the Sale Preliminary Prospectus, the Prospectus and related matters were discussed and although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, Preliminary Prospectus and the Prospectus (except as otherwise set forth in this opinion), nothing has come to the attention of such counsel which lead them to believe that either the Registration Statement, Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, as of the date of such opinion, or in the case of the Sale Preliminary Prospectus, as of the date thereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus).

            4.2.2. Option Closing Date Opinion of Counsel. On the Option Closing Date, if any, the Representative shall have received the favorable opinion of EVW, dated the Option Closing Date, addressed to the Representative and in form and substance reasonably satisfactory to counsel to the Representative, confirming as of the Option Closing Date, the statements made by EVW in its opinion delivered on the Closing Date.

            4.2.3. Reliance. In rendering such opinion, such counsel may rely:
(i) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Representative) of other counsel reasonably acceptable to the Representative, familiar with the applicable laws; and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdiction having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to the Underwriters' counsel if requested. The opinion of counsel for the Company and any opinion relied upon by such counsel for the Company shall include a statement to the effect that it may be relied upon by counsel for the Underwriters in its opinion delivered to the Underwriters.

      4.3. Comfort Letter. At the time this Agreement is executed, and at each of the Closing Date and the Option Closing Date, if any, Representative shall have received a letter, addressed to the Representative of the Underwriters and in form and substance satisfactory in all respects (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) to Representative from Rothstein Kass dated, respectively, as of the date of this Agreement and as of the Closing Date and such Option Closing Date:

            (i) Confirming that they are independent accountants with respect to the Company within the meaning of the Act and the applicable Regulations and that they have not, during the periods covered by the financial statements included in the Registration Statement, the Preliminary Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act;

            (ii) Stating that in their opinion the financial statements of the Company included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable Regulations thereunder;

            (iii) Stating that, on the basis of a limited review which included a reading of the latest available minutes of the stockholders and board of directors and the various committees of the board of directors, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that: (a) the unaudited financial statements of the Company included in the Registration Statement, the sale Preliminary Prospectus and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, Sale Preliminary Prospectus and the Prospectus; (b) at a date not later than five days prior to the Effective Date, Closing Date or Option Closing Date, as the case may be, there was any change in the capital stock or long-term debt of the Company, or any decrease in the stockholders' equity of the Company as compared with amounts shown in the June 30, 2007 unaudited balance sheet included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, or if there was any decrease, setting forth the amount of such decrease;

            (iv) Stating they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

            (v) Stating they have not, since inception, provided the Company's management with any written communication in accordance with PCAOB Interim Auditing Standards AU Section 325 "Communications about Control Deficiencies in an Audit of Financial Statements"; and

            (vi) Statements as to such other matters incident to the transaction contemplated hereby as Representative may reasonably request.

      4.4. Officers' Certificates.

            4.4.1. Officers' Certificate. At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Chairman of the Board or the President and the Secretary or Assistant Secretary of the Company, dated the Closing Date or such Option Closing Date, as the case may be, respectively, to the effect that the Company has performed all covenants and complied with all conditions required by this Agreement to be performed or complied with by the Company prior to and as of the Closing Date, or such Option Closing Date, as the case may be, and that the conditions set forth in this Agreement have been satisfied as of such date and that, as of the Closing Date and the Option Closing Date, as the case may be, the representations and warranties of the Company set forth in
Section 2 hereof are true and correct. In addition, the Representative will have received such other and further certificates of officers of the Company as the Representative may reasonably request.

            4.4.2. Secretary's Certificate. At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Secretary or Assistant Secretary of the Company, dated the Closing Date or such Option Closing Date, as the case may be, respectively, certifying: (i) that the Certificate of Incorporation and Bylaws of the Company are true and complete, have not been modified and are in full force and effect; (ii) that the resolutions relating to the Offering and the Private Placement contemplated by this Agreement are in full force and effect and have not been modified; (iii) all correspondence between the Company or its counsel and the Commission; and (iv) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

      4.5. No Material Changes. Prior to and on each of the Closing Date and the Option Closing Date, if any: (i) there shall have been no material adverse change or development in the condition, results, prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Sale Preliminary Prospectus and Prospectus; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company, any Company Affiliate or any Initial Stockholder before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement, the Sale Preliminary Prospectus and Prospectus; (iii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and any amendments thereof or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Act and the Regulations and shall conform in all material respects to the requirements of the Act and the Regulations, and none of the Registration Statement, the Sale Preliminary Prospectus or the Prospectus, nor any amendment thereof or supplement thereto, shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Sale Preliminary Prospectus or Prospectus, in light of the circumstances under which they were made) not misleading.

      4.6. Delivery of Agreements.

            4.6.1. Effective Date Deliveries. On the Effective Date, the Company shall have delivered to the Representative executed copies of the Escrow Agreement, the Trust Agreement, the Warrant Agreement, the Service Agreement, all of the Insider Letters, the Subscription Agreement and a lock-up letter from Gemore, substantially in the form attached hereto as Exhibit A-1, and from each of the Directors/Officers and Initial Stockholders other than Gemore, substantially in the form attached hereto as Exhibit A-2.

            4.6.2. Closing Date Deliveries. On the Closing Date, the Company shall have delivered to the Representative, and its designees, executed copies of the Representative's Purchase Option.

      4.7. Secondary Market Trading Survey. On the Closing Date, the Representative and the Company shall have received the Secondary Market Trading Survey from Ellenoff.

5. Indemnification.

      5.1. Indemnification of Underwriters.

            5.1.1. General. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each of the Underwriters and each dealer selected by the Representative that participates in the offer and sale of the Units and each of their respective directors, officers and employees and each person, if any, who controls any such Underwriter or dealer ("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and its counsel, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between any of the Underwriters and the Company or between any of the Underwriters and any third party or otherwise), as incurred, to which they or any of them may become subject under the Act, the Exchange Act or any other federal, state or local statute, law, rule, regulation or ordinance or at common law or otherwise or under the laws, rules and regulation of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) any Preliminary Prospectus, the Registration Statement, or the Prospectus (as from time to time each may be amended and supplemented), (ii) any post-effective amendment or amendments or any new registration statement and prospectus in which is included Public Securities and in which the Representative acts as an underwriter or (iii) any application or other document or written communication (in this Section 5 collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Units under the securities laws thereof or filed with the Commission, any state securities commission or agency, the OTCBB or Nasdaq or any securities exchange, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to an Underwriter by the Representative expressly for use in any Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be, which furnished written information, it is expressly agreed, consists solely of the information described in the last sentence of Section 2.3.1. The Company agrees promptly to notify the Representative of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale of the Securities or in connection with the Sale Preliminary Prospectus, the Registration Statement, or the Prospectus.

            5.1.2. Procedure. If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to Section 5.1.1, such Underwriter shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and fees of counsel (subject to the approval of such Underwriter, which will not be unreasonably withheld) and payment of actual expenses. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless: (i) the employment of such counsel at the expense of the Company shall have been authorized in writing by the Company in connection with the defense of such action; (ii) the Company shall not have employed counsel to have charge of the defense of such action; or
(iii) such indemnified party or parties shall have reasonably concluded that a conflict may arise between the positions of the indemnified and indemnifying parties or that there may be defenses available to it or them which are different from or additional to those available to the Company, in which case the Representative may assume the defense of such indemnified parties and the reasonable fees and expenses of not more than one additional firm of attorneys (in addition to local counsel) selected by the Representative shall be borne by the Company. Notwithstanding anything to the contrary contained herein, if the Representative shall assume the defense of such action as provided above, the Company shall have the right to approve the terms of any settlement of such action, which approval shall not be unreasonably withheld.

            5.2. Indemnification of the Company. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, officers and employees and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the several Underwriters, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in any Sale Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment thereof or supplement thereto, or in any application, in reliance upon, and in strict conformity with, written information furnished to the Company with respect to such Underwriter by the Representative expressly for use in such Sale Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment thereof or supplement thereto or in any such application, which furnished written information, it is expressly agreed, consists solely of the information described in the last sentence of Section 2.3.1. In case any action shall be brought against the Company or any other person so indemnified based on any Sale Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment thereof or supplement thereto or any application, and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the several Underwriters by the provisions of Section 5.1.2.

      5.3. Contribution.

            5.3.1. Contribution Rights. In order to provide for just and equitable contribution in any case in which (i) any person entitled to indemnification under this Section 5 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Act, the Exchange Act or otherwise may be required on the part of any such person in circumstances for which indemnification is provided under this Section 5, then, and in each such case, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Underwriters, as incurred: (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Units pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

            5.3.2. Contribution Procedure. Within fifteen days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party

("contributing party"), notify the contributing party of the commencement thereof, but the omission to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid fifteen days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in this Section are intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available. The Underwriters' obligations to contribute pursuant to this Section 5.3 are several and not joint.

            5.3.3. Relative Benefits. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Units pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Units pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

            5.3.4. Relative Fault. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            5.3.5. Equitable Considerations. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 5.3 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5.3. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 5.3 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

            5.3.6. Limitation on Underwriters' Contributions. Notwithstanding the provisions of this Section 5.3, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. The Underwriters' respective obligations to contribute pursuant to this Section 5.3 are several in proportion to the number of Firm Units set forth opposite their respective names in Schedule A hereto and not joint.

            5.3.7. Fraudulent Misrepresentations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            5.3.8. Others Included in Contribution Rights. For purposes of this
Section 5.3, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and each Underwriter's Affiliates, dealers and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

6. Default by an Underwriter.

      6.1. Default Not Exceeding 10% of Firm Units or Option Units. If any Underwriter or Underwriters shall default in its or their obligations to purchase the Firm Units or the Option Units, if the Over-allotment Option is exercised, hereunder, and if the number of the Firm Units or Option Units with respect to which such default relates does not exceed in the aggregate 10% of the number of Firm Units or Option Units that all Underwriters have agreed to purchase hereunder, then such Firm Units or Option Units to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

      6.2. Default Exceeding 10% of Firm Units or Option Units. In the event that the default addressed in Section 6.1 above relates to more than 10% of the Firm Units or Option Units, Representative may in their discretion arrange for themselves or for other party or parties to purchase such Firm Units or Option Units to which such default relates on the terms contained herein. If within one Business Day after such default relating to more than 10% of the Firm Units or Option Units, the Representative does not arrange for the purchase of such Firm Units or Option Units, then the Company shall be entitled to a further period of one Business Day within which to procure another party or parties satisfactory to Representative to purchase said Firm Units or Option Units on such terms. In the event that neither Representative nor the Company arrange for the purchase of the Firm Units or Option Units to which a default relates as provided in this
Section 6, this Agreement may be terminated by the Representative or the Company without liability on the part of the Company (except as provided in Sections
3.12 and 5 hereof) or the several Underwriters (except as provided in Section 5 hereof); provided, however, that if such default occurs with respect to the Option Units, this Agreement will not terminate as to the Firm Units; and provided further that nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other several Underwriters and to the Company for damages occasioned by its default hereunder.

      6.3. Postponement of Closing Date. In the event that the Firm Units or Option Units to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date or Option Closing Date for a reasonable period, but not in any event exceeding five Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Preliminary Prospectus and/or the Prospectus, as the case may be, or in any other documents and arrangements, and the Company agrees to file promptly any amendment to, or to supplement, the Registration Statement, the Preliminary Prospectus and/or the Prospectus, as the case may be, that in the opinion of counsel for the Underwriters may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 6 with like effect as if it had originally been a party to this Agreement with respect to such Securities.

7. Additional Covenants.

      7.1. Additional Shares or Options. The Company hereby agrees that until the Company consummates a Business Combination, it shall not (i) issue any shares of Common Stock or any options, warrants, rights or other securities convertible into, or exchangeable or exercisable for, shares of Common Stock, or any shares of Preferred Stock which participate in any manner in the Trust Fund or which vote as a class with the Common Stock on a Business Combination other than the Public Securities and the Placement Warrants, or (ii) file any registration statement with respect to the offer and sale of any of the foregoing.

      7.2. Trust Fund Waiver Acknowledgments. The Company hereby agrees that it will not commence its due diligence investigation of any operating business or businesses which the Company seeks to acquire (each, a "Target Business") or obtain the services of any vendor unless and until such Target Business or vendor acknowledges in writing, whether through a letter of intent, memorandum of understanding or other similar document (and subsequently acknowledges the same in any definitive document replacing any of the foregoing), that (a) it has read the Prospectus and understands that the Company has established the Trust Fund, initially in an amount of $40,000,000 (without giving effect to any exercise of the Over-allotment Option) for the benefit of the Public Stockholders and that, except for a portion of the interest earned on the amounts held in the Trust Fund, the Company may disburse monies from the Trust Fund only (i) to the Public Stockholders in the event of the conversion of their shares or the dissolution and liquidation of the Trust Fund as part of the Company's plan of dissolution and liquidation or (ii) to the Company after it consummates a Business Combination and (b) for and in consideration of the Company (1) agreeing to evaluate such Target Business for purposes of consummating a Business Combination with it or (2) agreeing to engage the services of the vendor, as the case may be, such Target Business or vendor agrees that it does not have any right, title, interest or claim of any kind in or to any monies of the Trust Fund ("Claim") and waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever. The foregoing letters shall substantially be in the form attached hereto as Exhibit B and Exhibit C, respectively. Furthermore, each officer and director of the Company shall execute a waiver letter in the form attached hereto as Exhibit D.

      7.3. Insider Letters. The Company shall not take any action or omit to take any action which would cause a breach of any of the Insider Letters executed between each Company Affiliate, Initial Stockholder and the Representative or the Subscription Agreement and will not allow any amendments to, or waivers of, such Insider Letters or the Subscription Agreement without the prior written consent of the Representative.

      7.4. Certificate of Incorporation and Bylaws. The Company shall not take any action or omit to take any action that would cause the Company to be in breach or violation of its Certificate of Incorporation or Bylaws. Subject to
Section 3.31, prior to the consummation of a Business Combination, the Company will not amend its Certificate of Incorporation or Bylaws without the prior written consent of the Representative.

      7.5. Blue Sky Requirements. The Company shall provide counsel to the Representative with ten copies of all proxy information and all related material filed with the Commission in connection with a Business Combination concurrently with such filing with the Commission. In addition, the Company shall furnish any other state in which the Offering was registered such information as may be requested by such state.

      7.6. Acquisition/Liquidation Procedure. (a) The Company agrees: (i) that, prior to the consummation of any Business Combination, it will submit such transaction to the Company's stockholders for their approval ("Business Combination Vote") even if the nature of the acquisition is such as would not ordinarily require stockholder approval under applicable state law; and (ii) that, in the event that the Company does not effect a Business Combination within 18 months from the consummation of this Offering (subject to extension for an additional six-month period, as described in the Prospectus) (the "Termination Date"), the Company shall take all action necessary to dissolve the Corporation and liquidate the Trust Fund to holders of IPO Shares (as defined below) as soon as reasonably practicable, and after approval of the Company's stockholders and subject to the requirements of the Delaware General Corporation Law (the "GCL"), including the adoption of a resolution by the Company's Board of Directors, prior to such Termination Date, pursuant to Section 275(a) of the GCL, which shall deem the dissolution of the Company advisable and cause to be prepared such notices as are required by Section 275(a) of the GCL as promptly thereafter as possible. If the Company does not consummate a Business Combination by the Termination Date, the Company shall, with respect to any plan of dissolution and liquidation, cause the Company's Board of Directors to convene, adopt a plan of dissolution and liquidation and promptly prepare and file a proxy statement with the Securities and Exchange Commission setting out the plan of dissolution and liquidation. If the Company seeks approval from its stockholders to consummate a Business Combination within 90 days of the expiration of 24 months from the Effective Date, the proxy statement related to such Business Combination will state that a vote of the stockholders not to approve the Business Combination will constitute a vote to dissolve and liquidate the Company. If no proxy statement seeking the approval of the stockholders for a Business Combination has been filed within 30 days prior to the date which is 24 months from the Effective Date, the Company shall cause its Board of Directors, prior to such date, to convene and adopt a plan of dissolution and liquidation and on such date file a proxy statement with the Securities and Exchange Commission seeking stockholder approval for such plan. Upon liquidation of the Trust Fund, the Company will distribute to all holders of IPO Shares an aggregate sum equal to the Company's "Net Assets." The Company's "Net Assets" means the Company's book value, as determined by the Company and approved by its independent accountant. In no event, however, will the Company's Net Assets be less than the amount in the Trust Account, inclusive of any net interest income (after payment of, or provision for applicable taxes) thereon except to the extent there are creditors' claims not satisfied by amounts outside the Trust Account. Only holders of IPO Shares (as defined below) shall be entitled to receive liquidating distributions and the Company shall pay no liquidating distributions with respect to any other shares of capital stock of the Company. There will be no distribution from the Trust Account with respect to the Warrants, which will expire worthless if the Company is liquidated. With respect to any vote for any plan of dissolution and liquidation recommended by the Company's Board of Directors, the Company shall use its best efforts to cause all of the Company Affiliates and Initial Stockholders to vote the shares of Common Stock owned by them in favor of such plan of dissolution and liquidation.

            (b) With respect to the Business Combination Vote, the Company shall use its best efforts to cause all of the Company Affiliates and Initial Stockholders to vote the shares of Common Stock owned by them immediately prior to this Offering in accordance with the majority of the IPO Shares voted by the holders of the IPO Shares in connection with the Business Combination Vote. At the time the Company seeks approval of any potential Business Combination, the Company will offer each of the holders of the Company's Common Stock issued in this Offering (the "IPO Shares") the right to convert their IPO Shares at a per share price equal to $10.00 (the "Conversion Price"). If holders of less than 35% in interest of the Company's IPO Shares elect to convert their IPO Shares into cash at the Conversion Price, the Company may proceed with such Business Combination. In any such event, the Company will convert IPO Shares into cash at the Conversion Price from those holders of IPO Shares who affirmatively requested such conversion and who voted against the Business Combination. If holders of 35% or more in interest of the IPO Shares, who vote against approval of any potential Business Combination, elect to convert their IPO Shares into cash at the Conversion Price, the Company will not proceed with such Business Combination and will not convert such IPO Shares. In the event any of the holders of the IPO Shares exercise its right to convert its IPO Shares to cash, certain of the stockholders of the Company prior to the IPO have agreed pursuant to the Insider Letters and the Escrow Agreement that, in order to partially offset the resulting dilution to the non-converting holders of the IPO Shares, they shall surrender to the Company, prior to the consummation of the Business Combination, up to an aggregate of 100,000 of their shares of Common Stock of the Company (as described in the Prospectus) and the Company shall cause such stockholders to surrender to the Company, prior to the consummation of the Business Combination, such shares of Common Stock.

      7.7. Rule 419. The Company agrees that it will use its best efforts to prevent the Company from becoming subject to Rule 419 under the Act prior to the consummation of any Business Combination, including, but not limited to, using its best efforts to prevent any of the Company's outstanding securities from being deemed to be a "penny stock" as defined in Rule 3a 51-1 under the Exchange Act during such period.

      7.8. Presentation of Potential Target Businesses. The Company shall cause each of the Directors/Officers, Special Advisors and Initial Stockholders to agree that, in order to minimize potential conflicts of interest which may arise from multiple affiliations, the Directors/Officers, Special Advisors and Initial Stockholders will present to the Company for its consideration, prior to presentation to any other person or company, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company, subject to any pre-existing fiduciary obligations such Director/Officer, Special Advisor or Initial Stockholder might have.

      7.9. Target Net Assets. The Company agrees that the initial Target Business that it acquires must have a fair market value equal to at least 80% of the amount in the Trust Fund (excluding deferred underwriting compensation payable to the Representative) at the time of such acquisition. The fair market value of such business must be determined by the Board of Directors of the Company based upon standards generally accepted by the financial community, such as actual and potential sales, earnings and cash flow and book value. If the Board of Directors of the Company is not able to independently determine that the Target Business has a fair market value of at least 80% of the amount in the Trust Fund (excluding deferred underwriting compensation payable to the Representative) at the time of such acquisition, the Company will obtain an opinion from an unaffiliated, independent investment banking firm which is a member of the NASD with respect to the satisfaction of such criteria. The Company is not required to obtain an opinion from an investment banking firm as to the fair market value if the Company's Board of Directors independently determines that the Target Business does have sufficient fair market value.

8. Representations and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at the Closing Date and each of the Option Closing Date, if any, and such representations, warranties and agreements of the Underwriters and Company, including the indemnity agreements contained in
Section 5 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company or any controlling person, and shall survive termination of this Agreement or the issuance and delivery of the Securities to the several Underwriters until the earlier of the expiration of any applicable statute of limitations and the seventh anniversary of the later of the Closing Date or the Option Closing Date, if any, at which time the representations, warranties and agreements shall terminate and be of no further force and effect.

9. Effective Date of This Agreement and Termination Thereof.

      9.1. Effective Date. This Agreement shall become effective on the Effective Date at the time the Registration Statement is declared effective by the Commission.

      9.2. Termination. The Representative shall have the right to terminate this Agreement at any time prior to any Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in the Representative's sole opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange, the AMEX, the Boston Stock Exchange or on the OTCBB (or successor trading market) shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities shall have been required on the OTCBB or by order of the Commission or any other government authority having jurisdiction, or (iii) if the United States shall have become involved in a war or an increase in major hostilities, or (iv) if a banking moratorium has been declared by a New York State or federal authority or a material disruption in commercial banking or securities settlement or clearance services has occurred, or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities market, or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representative's sole opinion, make it impracticable or inadvisable to proceed with the delivery of the Units, or (vii) if the Representative shall have become aware after the date hereof of such a material adverse change in the financial condition, results of operations, business or prospects of the Company, or such adverse material change in general market conditions, including, without limitation, as a result of terrorist activities on or after the date hereof, as in the Representative's judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Units or to enforce contracts made by the Underwriters for the sale of the Units.

      9.3. Expenses. In the event that this Agreement shall not be carried out for any reason whatsoever, except as a result of the Representative's or any Underwriter's material breach or default with respect to any of its material obligations as described in this Agreement, within the time specified herein or any extensions thereof pursuant to the terms herein, the obligations of the Company to pay the out of pocket expenses related to the transactions contemplated herein shall be governed by Section 3.13 hereof.

      9.4. Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of
Section 5 shall not be in any way effected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

10. Miscellaneous.

      10.1. Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered by hand or reputable overnight courier or delivered by facsimile transmission (with printed confirmation of receipt) and confirmed and shall be deemed given when so mailed, delivered or faxed (or, if mailed, two days after such mailing):

If to the Representative:

                  Maxim Group LLC
                  405 Lexington Avenue
                  New York, NY 10174
                  Attn: Clifford Teller, Director of Investment Banking
                  Fax: (212) 895-3783

Copy to:

                  Ellenoff Grossman & Schole LLP
                  370 Lexington Avenue
                  New York, NY 10017
                  Attn: Douglas Ellenoff, Esq.
                  Fax: (212) 370-7889

If to the Company:

                  c/o Shen Zhen China Jia Yua Trading Co, Ltd.
                  Room 921, Block A
                  Golden Central Tower, Jintian Road
                  Futian District
                  Shenzhen, P.R. China
                  Fax: 86-755-23993698

Copy to:

                  Eaton & Van Winkle LLP
                  Three Park Avenue, 16th Floor
                  New York, NY 10016
                  Attn: Vincent McGill, Esq.
                  Fax: (212) 779-9928

      10.2. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

      10.3. Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

      10.4. Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

      10.5. Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Representative, the Underwriters, the Company and the controlling persons, directors, officers referred to in Section 5 hereof, except as otherwise specified in Section 3.31, and their respective successors, legal Representative and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained.

      10.6. Governing Law, Venue, etc.

            10.6.1. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof. Each of the Representative and the Company (and any individual signatory hereto): (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which such party may have or hereafter to the venue of any such suit, action or proceeding and
(iii) irrevocably and exclusively consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding.

            10.6.2. Each of the Representative and the Company (and any individual signatory hereto) further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company or any such individual mailed by certified mail to the Company's address shall be deemed in every respect effective service of process upon the Company or any such individual in any such suit, action or proceeding, and service of process upon the Representative mailed by certified mail to the address of the Representative shall be deemed in every respect effective service process upon the Representative, in any such suit, action or proceeding.

            10.6.3. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, THE SALE PRELIMINARY PROSPECTUS AND THE PROSPECTUS.

            10.6.4 The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys' fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

      10.7. Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by fax or email/pdf transmission shall constitute valid and sufficient delivery thereof.

      10.8. Waiver, Etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

      10.9. No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the offering of the Company's securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm's length basis and in no event do the parties intend that the Underwriters act or be responsible as an agent, advisor or fiduciary to the Company, its management, stockholders, creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the offering of the Company's securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any agency, advisory, fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company's securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any agency, advisory, fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                              Very truly yours,

                                              CHINA RESOURCES LTD.


                                              By:
                                                  ------------------------------
                                                  Name: Fuzu Zeng
                                                  Title: Chief Executive Officer

Agreed to and accepted on
the date first above written


MAXIM GROUP LLC, as
Representative of the several underwriters


By:
    ---------------------------------------
    Name: Clifford Teller
    Title: Director of Investment Banking

                                   SCHEDULE A

                              CHINA RESOURCES LTD.

                                 4,000,000 Units

                                                            Number of Firm Units
Underwriter                                                 to be Purchased
----------------------------------------------------        --------------------
Maxim Group LLC                                                  4,000,000

--------------------------------------------------------------------------------

                                   EXHIBIT A-1

             Form of Lock-Up Letter for Holders of Private Warrants

                                                                 August 27, 2007

Maxim Group LLC
405 Lexington Avenue
New York, New York  10174

As Representative of the several Underwriters

      Re: China Resources, Ltd. - Registration Statement on Form S-1 for Units

Dear Sirs:

      This Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") between China Resources Ltd., a Delaware corporation (the "Company") and Maxim Group LLC ("Maxim"), as representative of a group of underwriters (collectively, the "Underwriters"), to be named therein, and the other parties thereto (if any), relating to the proposed public offering of units (the "Units"), each of which consists of one share of the Company's common stock, par value $0.0001 per share (the "Common Stock"), and one warrant to purchase one share of Common Stock (the "Warrant(s)").

      In order to induce you and the other Underwriters to enter into the Underwriting Agreement, and in light of the benefits that the offering of the Units will confer upon the undersigned in its capacity as a securityholder of the Company, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees, subject to the terms of the Escrow Agreement (as defined in the Underwriting Agreement), with each Underwriter that, during the period beginning on and including the date of the Underwriting Agreement through and ending on the later of the date of the consummation of the initial Business Combination (as defined in the Underwriting Agreement) and the date that is the 180th day after the date of the Underwriting Agreement (the "Lock-Up Period"), the undersigned will not, without the prior written consent of Maxim, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act") as the same may be amended or supplemented from time to time (such shares, the "Beneficially Owned Shares")) or securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of, directly or indirectly, or demand a filing with the Securities and Exchange Commission of a registration statement under the Securities Act relating to, any shares of Common Stock (including, without limitation, the Beneficially Owned Shares) or securities convertible into or exercisable or exchangeable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or (iii) engage in any short selling of the Common Stock or securities convertible into or exercisable or exchangeable for Common Stock. If
(x) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last 17 days of the Lock-Up Period, or
(y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the Lock-Up Period shall be extended and the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

      The restrictions set forth in the immediately preceding paragraph shall not apply to:

            (a) any transfers to any shareholder, partner or member of, or owner of a similar equity interest in, the undersigned, as the case may be, if, in any such case, such transfer is not for value, and

            (b) any transfer made by the undersigned (i) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned's capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned's assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this agreement or (ii) to another corporation, partnership, limited liability company or other business entity so long as the transferee is an affiliate (as defined below) of the undersigned and such transfer is not for value;

provided, however, that in the case of any transfer described in clause (a) or
(b) above, it shall be a condition to the transfer that (A) the transferee executes and delivers to Maxim, acting on behalf of the Underwriters, not later than one business day prior to such transfer, a written agreement, in substantially the form of this agreement and otherwise satisfactory in form and substance to Maxim, and (B) if the undersigned is required to file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended, reporting a reduction in beneficial ownership of shares of Common Stock or Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or Beneficially Owned Shares during the Lock-Up Period (as the same may be extended as described above), the undersigned shall include a statement in such report to the effect that, in the case of any transfer pursuant to clause (a) above, such transfer is being made to a shareholder, partner or member of, or owner of a similar equity interest in, the undersigned and is not a transfer for value or, in the case of any transfer pursuant to clause (b) above, such transfer is being made either (i) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned's capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned's assets or (ii) to another corporation, partnership, limited liability company or other business entity that is an affiliate of the undersigned and such transfer is not for value. For purposes of this paragraph, "affiliate" shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended.

      In order to enable this covenant to be enforced, the undersigned hereby consents to the placing of legends or stop transfer instructions with the Company's transfer agent with respect to any Common Stock or securities convertible into or exercisable or exchangeable for Common Stock.

      The undersigned further agrees that (i) it will not, during the Lock-Up Period (as the same may be extended as described above), make any demand or request for or exercise any right with respect to the registration under the Securities Act of 1933, as amended, of any shares of Common Stock or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or other Beneficially Owned Shares, and (ii) the Company may, with respect to any Common Stock or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or other Beneficially Owned Shares owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period (as the same may be extended as described above).

      The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly authorized, executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This agreement and all authority herein conferred are irrevocable and shall be binding upon the personal representative, successors and assigns of the undersigned.

The undersigned acknowledges and agrees that whether or not any public offering of the Units actually occurs depends on a number of factors, including market conditions.

                                         Very truly yours,

                                         (Name of Stockholder - Please Print)

                                         (Signature)

                                         (Name of Signatory - Please Print)

                                         (Title of Signatory - Please Print)

                                         Address: ______________________________

                                                  ______________________________

                                                  ______________________________

                                   EXHIBIT A-2

                             Form of Lock-Up Letter
     for Directors/Officers and Existing Shareholders other than Holders of
                                Private Warrants

                                                                   _______, 2007

Maxim Group LLC
405 Lexington Avenue
New York, New York  10174

As Representative of the several Underwriters

      Re: China Resources Ltd. - Registration Statement on Form S-1 for Units

Dear Sirs:

      This Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") between China Resources Ltd., a Delaware corporation (the "Company") and Maxim Group LLC ("Maxim"), as representative of a group of underwriters (collectively, the "Underwriters"), to be named therein, and the other parties thereto (if any), relating to the proposed public offering of units (the "Units"), each of which consists of one share of the Company's common stock, par value $0.0001 per share (the "Common Stock"), and one warrant to purchase one share of Common Stock (the "Warrant(s)").

      In order to induce you and the other Underwriters to enter into the Underwriting Agreement, and in light of the benefits that the offering of the Units will confer upon the undersigned in its capacity as a securityholder and/or an officer, director or employee of the Company, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees, subject to the terms of the Escrow Agreement (as defined in the Underwriting Agreement), with each Underwriter that, during the period beginning on and including the date of the Underwriting Agreement through and ending on the later of the date of the consummation of the initial Business Combination (as defined in the Underwriting Agreement) and the date that is the 180th day after the date of the Underwriting Agreement (the "Lock-Up Period"), the undersigned will not, without the prior written consent of Maxim, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act") as the same may be amended or supplemented from time to time (such shares, the "Beneficially Owned Shares")) or securities convertible into or exercisable or exchangeable for Common Stock,
(ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of, directly or indirectly, or demand a filing with the Securities and Exchange Commission of a registration statement under the Securities Act relating to, any shares of Common Stock (including, without limitation, the Beneficially Owned Shares) or securities convertible into or exercisable or exchangeable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or
(iii) engage in any short selling of the Common Stock or securities convertible into or exercisable or exchangeable for Common Stock. If (x) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last 17 days of the Lock-Up Period, or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the Lock-Up Period shall be extended and the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

      The restrictions set forth in the immediately preceding paragraph shall not apply to any transfers made by the undersigned (i) as a bona fide gift to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned's immediate family, (ii) by will or intestate succession upon the death of the undersigned or (iii) as a bona fide gift to a charity or educational institution; provided, however, that in the case of any such transfer described above, it shall be a condition to the transfer that (A) the transferee executes and delivers to Maxim, acting on behalf of the Underwriters, not later than one business day prior to such transfer, a written agreement, in substantially the form of this agreement (it being understood that any references to "immediate family" in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to Maxim, and (B) if the undersigned is required to file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended, reporting a reduction in beneficial ownership of shares of Common Stock or Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or Beneficially Owned Shares during the Lock-Up Period (as the same may be extended as described above), the undersigned shall include a statement in such report to the effect that such transfer is being made as a gift or by will or intestate succession. For purposes of this paragraph, "immediate family" shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned; and "affiliate" shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended.

      In order to enable this covenant to be enforced, the undersigned hereby consents to the placing of legends or stop transfer instructions with the Company's transfer agent with respect to any Common Stock or securities convertible into or exercisable or exchangeable for Common Stock.

      The undersigned further agrees that (i) it will not, during the Lock-Up Period (as the same may be extended as described above), make any demand or request for or exercise any right with respect to the registration under the Securities Act of 1933, as amended, of any shares of Common Stock or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or other Beneficially Owned Shares, and (ii) the Company may, with respect to any Common Stock or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or other Beneficially Owned Shares owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period (as the same may be extended as described above).

      The undersigned hereby represents and warrants that this agreement is a valid and binding agreement of the undersigned. This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned and shall be binding upon the heirs, personal representative, successors and assigns of the undersigned.

The undersigned acknowledges and agrees that whether or not any public offering of the Units actually occurs depends on a number of factors, including market conditions.

                                         Very truly yours,

                                         (Name of Stockholder - Please Print)

                                         (Signature)

                                         Address: ______________________________

                                                  ______________________________

                                                  ______________________________

                                    EXHIBIT B

                         Form of Target Business Letter

China Resources Ltd.
c/o Shen Zhen China Jia Yua Trading Co, Ltd.
Room 921, Block A
Golden Central Tower, Jintian Road
Futian District
Shenzhen, P.R. China
Attn:  Fuzu Zeng, Chief Executive Officer and President
Fax: 86-755-23993698

Gentlemen:

      Reference is made to the final prospectus of China Resources, Ltd., ("China Resources"), dated ________, 2007 (the "Prospectus"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus.

      We have read the Prospectus and understand that China Resources has established the Trust Fund (as defined in the Underwriting Agreement between China Resources and the underwriters named therein), initially in an amount of at least $40,000,000 for the benefit of the Public Stockholders and the Representative of the several underwriters of China Resources's initial public offering and that, except for a portion of the interest earned on the amounts held in the Trust Fund, China Resources may disburse monies from the Trust Fund only (i) to the Public Stockholders in the event of the redemption of their shares or the dissolution and liquidation of China Resources or (ii) to China Resources and the Representative after it consummates a Business Combination.

      For and in consideration of China Resources agreeing to evaluate the undersigned for purposes of consummating a Business Combination with it, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Fund (the "Claim") and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with China Resources and will not seek recourse against the Trust Fund for any reason whatsoever.


                                         ---------------------------------------
                                         Print Name of Target Business


                                         ---------------------------------------
                                         Authorized Signature of Target Business

                                    EXHIBIT C

                              Form of Vendor Letter

China Resources Ltd.
c/o Shen Zhen China Jia Yua Trading Co, Ltd.
Room 921, Block A
Golden Central Tower, Jintian Road
Futian District
Shenzhen, P.R. China
Attn:  Fuzu Zeng, Chief Executive Officer and President
Fax: 86-755-23993698

Gentlemen:

      Reference is made to the final prospectus of China Resources Ltd., ("China Resources"), dated ___________, 2007 (the "Prospectus"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus.

      We have read the Prospectus and understand that China Resources has established the Trust Fund (as defined in the Underwriting Agreement between China Resources and the underwriters named therein), initially in an amount of at least $40,000,000 for the benefit of the Public Stockholders and the Representative of the several underwriters of China Resources's initial public offering and that, except for a portion of the interest earned on the amounts held in the Trust Fund, China Resources may disburse monies from the Trust Fund only (i) to the Public Stockholders in the event of the redemption of their shares or the dissolution and liquidation of China Resources or (ii) to China Resources and the Representative after it consummates a Business Combination.

      For and in consideration of China Resources agreeing to use the products or services of the undersigned, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Fund (the "Claim") and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with China Resources and will not seek recourse against the Trust Fund for any reason whatsoever.


                                         ---------------------------------------
                                         Print Name of Vendor


                                         ---------------------------------------
                                         Authorized Signature of Vendor

                                    EXHIBIT D

               Form of Director/Officer or Special Advisor Letter

China Resources Ltd.
c/o Shen Zhen China Jia Yua Trading Co, Ltd.
Room 921, Block A
Golden Central Tower, Jintian Road
Futian District
Shenzhen, P.R. China
Attn:  Fuzu Zeng, Chief Executive Officer and President
Fax: 86-755-23993698

Gentlemen:

      The undersigned officer or director of, or special advisor to, China Resources Ltd., ("China Resources") hereby acknowledges that China Resources has established the Trust Fund (as defined in the Underwriting Agreement between China Resources and the underwriters named therein), initially in an amount of at least $40,000,000 for the benefit of the Public Stockholders Maxim Group LLC, the Representative of the underwriters of China Resources's initial public offering ("Representative") and that China Resources may disburse monies from the Trust Fund only (i) to the Public Stockholders in the event of the redemption of their shares or the dissolution and liquidation of China Resources or (ii) to China Resources and the Representative after it consummates a Business Combination.

      The undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Fund (the "Claim") and hereby waives any Claim it may have in the future as a result of, or arising out of, any contracts or agreements with China Resources and will not seek recourse against the Trust Fund for any reason whatsoever.

      Notwithstanding the foregoing, such waiver shall not apply to any shares acquired by the undersigned in the public market.


                                        ----------------------------------------
                                        Print Name of Officer/Director


                                        ----------------------------------------
                                        Authorized Signature of Officer/Director